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                                                         August 29, 2002



VIA EDGAR LINK
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


         Re: Pruco Life of New Jersey Flexible Premium Variable Annuity Account (File No. 333-62242)


Dear Commissioners:

         On behalf of Pruco Life of New Jersey Insurance Company and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"), we hereby submit pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"), that the Account's semi-annual report for the period ending June 30, 2002, which is identical to the report for the underlying Funds, has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

         In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: Janus Aspen Series- Growth Portfolio (Service Shares). The Prudential Series Fund, Inc.- Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid- Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio.


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
1.       Filer/ Entity:        Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0001012709-02-001187
         Date of Filing:       08/21/2002

2.       Filer/Entity          The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0000950109-02-004520
         Date of Filing:       08/26/2002


If you have any questions regarding this filing, please contact me at
(973) 802-6997.



                                             Sincerely,



                                             C. Christopher Sprague
                                             Vice President, Corporate Counsel